FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial Risk Management [Abstract]
Corporate borrowings	$ 1,440	$ 2,100
Non-recourse borrowings in subsidiaries of the partnership	40,809	44,593
Cash and cash equivalents	(3,252)	(2,870)	$ (2,588)	$ (2,743)
Net debt	38,997	43,823
Total equity	18,532	18,429	$ 13,017	$ 11,337
Total capital	$ 57,529	$ 62,252
Net debt-to-capital ratio	68.00%	70.00%